Exhibit 99.1

March 15, 2005

Contact:

Michael G. Long

Chief Financial Officer
(713) 654-8960

EDGE PETROLEUM ANNOUNCES CORRECTED FINANCIAL RESULTS FOR 2004

INCREASING PREVIOUSLY REPORTED ANNUAL NET INCOME

BY $334,361 OR $0.02 BASIC EARNINGS PER SHARE

HOUSTON - EDGE PETROLEUM CORPORATION (NASDAQ: EPEX) today reported corrections to its previously reported 2004 results due to a property adjustment that affected the computation of depletion expense and an adjustment to the amortization of prepaid well control insurance to lease operating expense. The Company recently discovered the property error in a spreadsheet application, which was designed to eliminate intercompany balances. Amounts accumulated in the property account for one subsidiary were also included as an accrued capital expenditure by another subsidiary and inadvertently not eliminated in consolidation. The Company noted that the error relates to a change in accounting processes that occurred during the second quarter of 2004 and therefore prior year results were not affected. The Company has implemented additional procedures to strengthen the integrity of future changes to its accounting processes.

The impact on the second quarter was not considered significant and was included in the third quarter results.  The tables below are a recap of the principal changes to the quarterly and year-to-date periods ended September 30, 2004 and December 31, 2004.  The principal changes were a decrease to gross oil and gas property, a decrease to depletion expense and related accumulated depletion, a decrease in net cash flow provided by operating activities, a decrease in net cash flow used in investing activities and an increase to net income and earnings per share.

	Three Months Ended September 30, 2004		Nine Months Ended September 30, 2004
	As Previously Reported	Restated	As Previously Reported	Restated
Depletion, depreciation, amortization and accretion	$5,446,446	$5,133,452	$15,830,248	$15,517,254
Total operating expenses	9,348,126	9,035,132	29,703,881	29,390,887
OPERATING INCOME	3,894,339	4,207,333	15,200,645	15,513,639
INCOME TAX EXPENSE	(1,354,722)	(1,474,374)	(5,239,675)	(5,359,327)
NET INCOME	2,489,552	2,682,894	9,628,869	9,822,211
COMPREHENSIVE INCOME	2,223,050	2,416,392	9,149,519	9,342,861

BASIC EARNINGS PER SHARE	$0.19	$0.21	$0.75	$0.76
DILUTED EARNINGS PER SHARE	$0.18	$0.20	$0.71	$0.73

Cash flow provided by operating activities	$17,239,379	$11,195,276	$40,486,751	$34,442,648
Cash flow used in investing activities	$(22,708,667)	$(16,664,564)	$(42,066,219)	$(36,022,116)

	Three Months Ended December 31, 2004		Year Ended December 31, 2004
	As Previously Reported	Restated	As Previously Reported	Restated
Oil and natural gas operating expenses	$1,288,928	$1,344,020	$4,890,826	$4,945,918
Depletion, depreciation, amortization and accretion	6,661,621	6,410,620	22,491,869	21,927,874
Total operating expenses	11,488,636	11,292,727	41,192,517	40,683,614
OPERATING INCOME	8,112,186	8,308,095	23,312,831	23,821,734
INCOME TAX EXPENSE	(2,840,808)	(2,895,698)	(8,080,483)	(8,255,025)
NET INCOME	5,166,020	5,307,039	14,794,889	15,129,250
COMPREHENSIVE INCOME	7,257,514	7,398,533	16,407,033	16,741,394

BASIC EARNINGS PER SHARE	$0.38	$0.39	$1.14	$1.16
DILUTED EARNINGS PER SHARE	$0.37	$0.38	$1.08	$1.11

Cash flow provided by operating activities	$9,304,900	$7,827,694	$49,791,651	$42,270,342
Cash flow used in investing activities	$(54,865,459)	$(53,388,253)	$(96,931,678)	$(89,410,369)

Corrected copies of the Consolidated Statements of Operations from the third and fourth quarter earnings press releases are attached and can be found on the Company’s website, www.edgepet.com. The Company will reflect the third quarter corrections in an upcoming Form 10-Q/A filing with the SEC.   Due to the timing of the correction, the Company may require an extension to file its annual report on Form 10-K so that its auditors are allowed time to complete their necessary procedures on the revisions to the financial statements.

The accounting control processes that failed were detected by management prior to the filing of the 10K and have been changed.  Management is currently evaluating the implications of this error, including whether it constitutes a material weakness, and will include its determination in its report on internal controls expected to be included in an amendment to the Company’s Form 10-K for the fiscal year ending December 31, 2004.

Edge Petroleum Corporation is a Houston-based independent energy company that focuses its exploration, production and marketing activities in selected onshore basins of the United States.  Edge common stock is listed on the NASDAQ National Market under the symbol “EPEX.”

Statements regarding additional procedures, assessments, controls, timing of filings and other statements that are not historical facts contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the results of the Company’s assessments, audits and financial statements and other matters described in the Company’s most recent Form 10-K and other filings with the SEC.

EDGE PETROLEUM CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
OIL AND NATURAL GAS REVENUE
Oil and natural gas sales	$19,761,611	$10,493,544	$66,965,411	$38,381,597
Loss on hedging and derivatives	(160,789)	(295,240)	(2,460,063)	(4,455,590)
Total revenue	19,600,822	10,198,304	64,505,348	33,926,007
OPERATING EXPENSES:
Oil and natural gas operating expenses	1,344,020	932,698	4,945,918	2,676,050
Severance and ad valorem taxes	1,216,736	836,898	4,362,852	2,439,744
Depletion, depreciation, amortization and accretion	6,410,620	4,243,036	21,927,874	13,577,279
General and administrative expense:
Deferred compensation – FIN 44	(159,049)	1,219,349	1,135,628	1,219,349
Deferred compensation – restricted stock	143,772	102,108	498,372	372,151
Other general and administrative expenses	2,336,628	1,695,863	7,812,970	5,540,140

Total operating expenses	11,292,727	9,029,952	40,683,614	25,824,713

OPERATING INCOME	8,308,095	1,168,352	23,821,734	8,101,294
OTHER INCOME AND EXPENSE:
Interest expense, net of amounts capitalized	(89,512)	(208,719)	(331,399)	(678,805)
Amortization of deferred loan costs	(35,803)	—	(142,135)	—
Interest and other income	19,957	3,078	36,075	16,518
INCOME BEFORE INCOME TAX PROVISION AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	8,202,737	962,711	23,384,275	7,439,007
INCOME TAX EXPENSE	(2,895,698)	(417,830)	(8,255,025)	(2,731,132)
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	5,307,039	544,881	15,129,250	4,707,875
CUMULATIVE EFFECT OF ACCOUNTING CHANGE (A)	—	—	—	(357,825)
NET INCOME	$5,307,039	$544,881	$15,129,250	$4,350,050
BASIC EARNINGS PER SHARE:
Income before cumulative effect of accounting change	$0.39	$0.05	$1.16	$0.48
Cumulative effect of accounting change (A)	—	—	—	(0.03)
Net income	$0.39	$0.05	$1.16	$0.45
DILUTED EARNINGS PER SHARE:
Income before cumulative effect of accounting change	$0.38	$0.05	$1.11	$0.47
Cumulative effect of accounting change (A)	—	—	—	(0.03)
Net income	$0.38	$0.05	$1.11	$0.44
BASIC WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	13,445,938	10,430,149	13,029,075	9,726,140
DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	14,094,255	10,878,109	13,648,261	9,987,551

Production:
Gas – Mcf	2,350,355	2,094,058	9,148,191	6,290,055
Natural gas liquids (NGL) – Bbls	85,240	46,263	276,184	177,892
Oil – Bbls	58,547	37,847	214,622	122,592
Gas Equivalent – Mcfe	3,213,077	2,598,712	12,093,027	8,092,961

Realized Product Prices:
Gas – $ per Mcf (B)	$6.44	$4.10	$5.80	$4.43
NGL – $ per Bbl	$16.81	$10.91	$15.83	$12.37
Oil – $ per Bbl (B)(C)	$51.71	$29.27	$33.03	$31.48
Gas Equivalent – $ per Mcfe (B)	$6.10	$3.92	$5.33	$4.19

Notes:

(A)      We adopted SFAS No. 143, “Accounting for Asset Retirement Obligations” effective January 1, 2003 and recognized a charge representing the cumulative effect of the transition to accounting for asset retirement obligations, asset retirement costs and accumulated depletion and accretion in accordance with the new standard.

(B)        Includes the effect of hedging and derivative transactions.

(C)        The average realized price, excluding unrealized derivative losses related to our oil collars, was $47.94 per barrel and $39.77 per barrel for the three-month and twelve-month periods ended December 31, 2004. There was no unrealized impact in 2003.

EDGE PETROLEUM CORPORATION

Non-GAAP Disclosure Reconciliation

I. Net Cash Flow Provided by Operating Activities

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Net cash flow provided by operating activities	$7,827,694	$7,600,687	$42,270,342	$23,898,144
Changes in working capital accounts	6,115,826	(1,073,483)	5,382,490	(1,290,358)
Net cash flow provided by operations before working capital changes	$13,943,520	$6,527,204	$47,652,832	$22,607,786

Note:     Management believes that net cash flow provided by operating activities before working capital changes is relevant and useful information that is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company’s ability to generate cash used to internally fund exploration and development activities and to service debt.  Net cash flow provided by operating activities before working capital changes is not a measure of financial performance prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered in isolation or as an alternative to net cash flow provided by operating activities.  In addition, since net cash flow provided by operating activities before working capital changes is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.

EDGE PETROLEUM CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
OIL AND NATURAL GAS REVENUE:
Oil and natural gas sales	$15,181,874	$9,719,008	$47,203,800	$27,888,053
Loss on hedging and derivatives	(1,939,409)	(824,470)	(2,299,274)	(4,160,350)
Total revenue	13,242,465	8,894,538	44,904,526	23,727,703
OPERATING EXPENSES:
Oil and natural gas operating expenses	1,176,732	597,550	3,601,898	1,743,352
Severance and ad valorem taxes	891,194	561,787	3,146,116	1,602,846
Depletion, depreciation, amortization and accretion	5,133,452	3,727,034	15,517,254	9,334,243
General and administrative expense:
Deferred compensation – FIN 44	(153,808)	—	1,294,677	—
Deferred compensation – restricted stock	143,500	93,604	354,600	270,043
Other general and administrative expenses	1,844,062	1,157,259	5,476,342	3,844,277

Total operating expenses	9,035,132	6,137,234	29,390,887	16,794,761

OPERATING INCOME	4,207,333	2,757,304	15,513,639	6,932,942
OTHER INCOME AND EXPENSE:
Interest expense, net of amounts capitalized	(22,204)	(128,651)	(241,887)	(470,086)
Amortization of deferred loan costs	(35,948)	—	(106,332)	—
Interest and other income	8,087	8,292	16,118	13,440
INCOME BEFORE INCOME TAX PROVISION AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	4,157,268	2,636,945	15,181,538	6,476,296
INCOME TAX EXPENSE	(1,474,374)	(946,109)	(5,359,327)	(2,313,302)
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,682,894	1,690,836	9,822,211	4,162,994
CUMULATIVE EFFECT OF ACCOUNTING CHANGE (A)	—	—	—	(357,825)
NET INCOME	$2,682,894	$1,690,836	$9,822,211	$3,805,169
BASIC EARNINGS PER SHARE:
Income before cumulative effect of accounting change	$0.21	$0.18	$0.76	$0.44
Cumulative effect of accounting change (A)	—	—	—	(0.04)
Net income	$0.21	$0.18	$0.76	$0.40
DILUTED EARNINGS PER SHARE:
Income before cumulative effect of accounting change	$0.20	$0.17	$0.73	$0.43
Cumulative effect of accounting change (A)	—	—	—	(0.04)
Net income	$0.20	$0.17	$0.73	$0.39
BASIC WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	12,999,659	9,523,648	12,889,109	9,488,896
DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	13,668,542	9,869,379	13,506,831	9,697,890

Production:
Gas – Mcf	2,077,791	1,717,559	6,797,836	4,195,998
Natural gas liquids (NGL) – Bbls	63,857	49,308	190,944	131,629
Oil – Bbls	56,415	29,919	156,075	84,745
Gas Equivalent – Mcfe	2,799,423	2,192,919	8,879,950	5,494,244

Realized Product Prices:
Gas – $ per Mcf (B)	$5.65	$4.36	$5.58	$4.59
NGL – $ per Bbl	$16.27	$10.05	$15.40	$12.88
Oil – $ per Bbl (B) (C)	$8.30	$30.18	$26.03	$32.47
Gas Equivalent – $ per Mcfe (B)	$4.73	$4.06	$5.06	$4.32

Notes:

(A)           We adopted SFAS No. 143, “Accounting for Asset Retirement Obligations” effective January 1, 2003 and recognized a charge representing the cumulative effect of the transition to accounting for asset retirement obligations, asset retirement costs and accumulated depletion and accretion in accordance with the new standard.

(B)             Includes the effect of hedging and derivative transactions.

(C)             The average realized price, excluding unrealized derivative losses related to our oil collars, was $33.72 per barrel and $34.07 per barrel for the three-month and nine-month periods ended September 30, 2004. There was no unrealized impact in 2003.

EDGE PETROLEUM CORPORATION

Non-GAAP Disclosure Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Net cash flow provided by operating activities	$11,195,276	$7,907,750	$34,442,648	$16,297,457
Changes in working capital accounts	(444,744)	(1,450,167)	(733,336)	(216,875)
Net cash flow provided by operations before working capital changes	$10,750,532	$6,457,583	$33,709,312	$16,080,582

Note: Management believes that net cash flow provided by operating activities before working capital changes is relevant and useful information that is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company’s ability to generate cash used to internally fund exploration and development activities and to service debt.  Net cash flow provided by operating activities before working capital changes is not a measure of financial performance prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered in isolation or as an alternative to net cash flow provided by operating activities.  In addition, since net cash flow provided by operating activities before working capital changes is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.